EXHIBIT 21.1
Ashford Hospitality Trust, Inc.
Subsidiaries Listing
Ashford Hospitality Trust, Inc.
Ashford OP General Partner LLC
Ashford OP Limited Partner LLC
Ashford Hospitality Limited Partnership
Ashford Properties General Partner LLC
Ashford Properties General Partner Sub I LLC
Ashford Properties General Partner Sub II LLC
Ashford Properties General Partner Sub III LLC
Ashford Pool I GP LLC
Ashford Pool II GP LLC
Ashford TRS Corporation
Ashford TRS VI Corporation
Ashford TRS I LLC
Ashford TRS II LLC
Ashford TRS III LLC
Ashford TRS IV LLC
Ashford TRS V LLC
Ashford TRS VI LLC
Ashford TRS Lessee LLC
Ashford TRS Lessee I LLC
Ashford TRS Lessee II LLC
Ashford TRS Lessee III LLC
Ashford TRS Lessee IV LLC
Ashford TRS Lessee V LLC
Ashford TRS Pool I LLC
Ashford TRS Pool II LLC
Ashford TRS Nickel LLC
Ashford TRS Chicago LLC
Ashford Hospitality Finance LP
Ashford Hospitality Finance General Partner Corp.
Ashford Hospitality Finance California LP
Ashford Hospitality Finance California General Partner LLC
Ashford Hospitality Finance Gunter LP
Ashford Hospitality Finance Gunter General Partner LLC
Ashford Hospitality Finance Albuquerque LP
Ashford Hospitality Finance Albuquerque General Partner LLC
Ashford Finance Subsidiary I GP LLC
Ashford Finance Subsidiary I LP
Ashford Senior General Partner I LLC
Ashford Senior General Partner II LLC
Ashford Senior General Partner III LLC

Ashford Senior General Partner IV LLC
Ashford Atlantic Beach LP
Ashford Austin LP
Ashford BWI Airport LP
Ashford BWI Borrower LLC
Ashford Bucks County LLC
Bucks County Member LLC
Ashford Buford I LP
Ashford Buford II LP
Ashford Covington LP
Ashford Dallas LP
Ashford Dulles LP
Ashford Holtsville LP
Ashford Kennesaw I LP
Ashford Kennesaw II LP
Ashford Las Vegas LP
Ashford Syracuse LP
Ashford Dayton LP
Ashford Columbus LP
Ashford Phoenix LP
Ashford Flagstaff LP
Ashford Jacksonville I LP
Ashford Jacksonville II LP
Ashford Mobile LP
Ashford Lawrenceville LP
Ashford Buena Vista LP
Ashford Atlantic Beach LP
BC Office Limited Partner LP
BC Office General Partner LLC
Bucks County Office LP
Ashford Anaheim LP
Ashford Santa Fe LP
Ashford Indy Airport Limited Partnership
Ashford Indy Airport GP LLC
Ashford Milford Limited Partnership
Ashford Milford GP LLC
Annapolis Maryland Hotel Limited Partnership
Annapolis Hotel GP LLC
Commack New York Hotel Limited Partnership
Coral Gables Florida Hotel Limited Partnership
Coral Gables Hotel GP LLC
Dallas Texas Hotel Limited Partnership
Dallas Hotel GP LLC
Falmouth Square Inn Limited Partnership
Georgia Peach Hotel Limited Partnership
Georgia Hotel GP LLC

Hyannis Massachusetts Hotel Limited Partnership
Key West Florida Hotel Limited Partnership
Key West Hotel GP LLC
Minnetonka Minnesota Hotel Limited Partnership
Minnetonka Hotel GP LLC
New Beverly Hills Hotel Limited Partnership
New Beverly Hills GP LLC
New Clear Lake Hotel Limited Partnership
New Clear Lake GP LLC
New Fort Tower I Hotel Limited Partnership
New Fort Tower I GP LLC
New Fort Tower II Hotel Limited Partnership
New Fort Tower II GP LLC
New Houston Hotel Limited Partnership
New Houston GP LLC
New Indianapolis Downtown Hotel Limited Partnership
New Indianapolis Downtown GP LLC
Palm Beach Florida Hotel and Office Building Limited Partnership
Palm Beach GP LLC
Rockland Massachusetts Hotel Limited Partnership
Rockland Hotel GP LLC
South Yarmouth Massachusetts Hotel Limited Partnership
Massachusetts Hotel GP LLC
St. Petersburg Florida Hotel Limited Partnership
St. Petersburg GP LLC
Westbury New York Hotel Limited Partnership
FL/NY GP LLC
Ashford 1031 GP LLC
Ruby Senior General Partner I LLC
Ruby Senior General Partner II LLC
Ruby Senior General Partner III LLC
Ashford Credit Holding LLC
Ashford Dulles II LLC
Ashford Alpharetta Limited Partnership
Ashford Centerville Limited Partnership
Ashford Charlotte Limited Partnership
Ashford Crystal City Limited Partnership
Ashford Raleigh Limited Partnership
Ashford Falls Church Limited Partnership
Ashford Irvine Spectrum Foothill Ranch Limited Partnership
Ashford Ft. Lauderdale Weston I LLC
Ashford Ft. Lauderdale Weston II LLC
Ashford Ft. Lauderdale Weston III LLC
Ashford Gaithersburg Limited Partnership
Ashford Orlando Sea World Limited Partnership
Ashford Overland Park Limited Partnership

Ashford Ruby Palm Desert I Limited Partnership
Ashford Salt Lake Limited Partnership
Ashford Mira Mesa San Diego Limited Partnership
Ruby Ann Arbor Limited Partnership
Ruby Fishkill Limited Partnership
Ruby Ft. Worth River Plaza Limited Partnership
Ruby Ft. Worth Southwest Limited Partnership
Ruby Miami Airport Limited Partnership
Ruby Miami Lakes Limited Partnership
Ruby Mt. Laurel Limited Partnership
Ruby Newark Limited Partnership
Ruby Orlando International Limited Partnership
Ruby Sacramento Cal Expo Limited Partnership
Ruby Portland Scarborough Limited Partnership
Ruby Boston Tewksbury Limited Partnership
Ruby Tyler Limited Partnership
Ruby Providence Warwick Limited Partnership
Ruby Wilmington Newark Limited Partnership
Ashford Durham I LLC
Ashford Durham II LLC
Ashford San Francisco GP LLC
Ashford San Francisco LP
Ashford Crystal Gateway GP LLC
Ashford Crystal Gateway LP
Ashford Philly LP
Ashford Anchorage LP
Ashford Minneapolis Airport LP
Ashford MV San Diego LP
Ashford Walnut Creek LP
Ashford Trumbull LP
Ashford Iowa City LP
Ashford Philly GP LLC
Ashford Anchorage GP LLC
Ashford Minneapolis GP LLC
Ashford MV San Diego GP LLC
Ashford Walnut Creek GP LLC
Ashford Trumbull GP LLC
Ashford Iowa City GP LLC
Ashford Chicago O’Hare LP
Ashford Chicago O’Hare GP LLC
Ashford 1031 General Partner II LLC
Ashford 1031 Ground Lessee LLC
Ashford 1031 GP LLC
Ashford Office Unit LLC
Ashford Laundry LLC